                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 16, 2005

                          JOHN Q. HAMMONS HOTELS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-13486                 43-1695093
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)

                                 (417) 864-4300
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

     On September 16, 2005, John Q. Hammons Hotels, Inc. (the "Company") issued a press release announcing the closing of the Company's merger with JQH Merger Corporation, a copy of which is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

Exhibit No.                                 Exhibit
-----------                                 -------
   99.1       Press Release of the registrant, dated September 16, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JOHN Q. HAMMONS HOTELS, INC.


                                        By: /s/ Jonathan D. Eilian
                                            --------------------------------
                                            Name:  Jonathan D. Eilian
                                            Title: President

Date: September 19, 2005


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
                                  EXHIBIT INDEX

Exhibit No.                                 Exhibit
-----------                                 -------
    99.1      Press Release of the registrant, dated September 16, 2005.


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